Exhibit 10.30

In Confidence	Master Services Agreement

Master Services Agreement no. RAC001

This Master Services Agreement (MSA) is entered into this 1st day of February 2007 (the Effective Date) between:

Interconnect Exchange Europe Limited (“IXEUROPE”), (registration number: 3672650 whose registered office is at Unit One, Airport Gate, Bath Road, West Drayton Middlesex UB7 0NA),

and

Rackspace Managed Hosting (“The Customer”), (registration number: 3897010 whose registered office is at 2 Longwalk Road, Stockley Park, Uxbridge, UB11 1BA);

each a “Party” and together “the Parties”.

BACKGROUND

A.	This MSA sets out the terms under which IXEurope will supply services to the Customer

B.	Specific services to be provided are described in a Statement of Works (“S.O.W”) or a series of S.O.Ws and in a Service Order (“Service Order”) or series of Service Orders

C.	The S.O.W and Service Order are incorporated herein by reference and together with this Master Services Agreement are referred to collectively as the “Agreement”

NOW IT IS AGREED as follows:

1 INTERPRETATION

1.1	The following words and expressions shall have the following meanings unless the context otherwise requires:

“Advance Fees”	any advance fees detailed on the Service Order;
“Charges”	any of the, the Monthly Recurring Charges and the Non-Recurring Charges;
“Commencement Date”	the later of the date agreed between the parties for the commencement of an individual Service Order and the date of execution, dating and delivery of such Service Order by IXEurope;
“Control”	either ownership of more than fifty per cent of the issued share capital of the Customer or its Holding Company or the right to direct the policies and affairs of the Customer whether by statute, contract, governmental decree or regulation, ownership of voting capital or otherwise;
“Due Date”	the relevant dates set out in Clause 4.6 for payment of the Non-Recurring Charges, Monthly Recurring Charges, Advance Fees and Usage Charges;
“Equipment”	the equipment list agreed between IXEurope and the Customer from time to time;
“Equipment Area”	the agreed amount of space to be made available in the Premises for the Equipment in a location which may be designated by IXEurope from time to time;
“Expiry Date”	the expiry date set out on the front page of each Service Order;
“Force Majeure”	any cause falling within Clause 8;
“Holding Company”	shall have the meaning ascribed thereto in section 736 of the Companies Act 1985 (as amended);
“Installation Services”	the installation services which are more fully described in the S.O.W;
“Monthly Recurring Charges”	the monthly recurring charges for the Services which are set out in the Service Order;
“Power Charges”	the charges for the supply of electrical power which are set out in the Service Order;
“Non-Recurring Charges”	the non-recurring charges which are set out in the Service Order;
“Interest Rate”	the rate of four per cent (4%) over the base rate from time to time of National Westminster Bank plc;
“Premises”	the premises as set out in the Service Order;
“Regulations”	the regulations for use of the Premises and, in particular but without limitation, the Equipment Area as prescribed by IXEurope from time to time;
“Secure Data Centre Access Procedure”	the secure data centre access procedure as provided by IXEurope from time to time;
“Services”	the services which are more fully described in the S.O.W;
“Term”	the term of this Agreement as agreed between the Parties and set out in Clause 5.1;
“Usage Charges”	the charges made for the supply of services supplied on a usage basis
“VAT”	value added tax as provided for in the Value Added Tax Act 1994, and any other present or future tax, levy, impost, charge, fee, deduction or withholding or any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

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In Confidence	Master Services Agreement

1.2	Reference to the parties hereto include their respective permitted assignees and/or, in the case of individuals, the successors in title to their respective estates and personal representatives and/or, in the case of other persons, the successors in title to substantially the whole of their respective undertakings.

1.3	References to persons shall include bodies corporate and unincorporated associations, partnerships and individuals.

1.4	References to the singular shall include the plural and vice versa.

1.5	References to masculine, feminine or neuter shall include references to each or all of such genders.

1.6	References to Clauses and Schedules are to clauses of and schedules to this Agreement respectively.

1.7	The Schedules form part of the operative provisions of this Agreement and references to this Agreement shall include references to the Schedules.

1.8	Headings to Clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

1.9	References to statutes or statutory provisions include references to any orders or regulations made thereunder and references to any statute, statutory provision, order or regulation include references to that statute, statutory provision, order or regulation as amended, modified, re-enacted or replaced from time to time.

2 AGREEMENT

2.1	In consideration of the payment by the Customer of the Charges, IXEurope:-

(A)	grants to the Customer a non-exclusive licence to install, operate and maintain the Equipment in the Equipment Area; and

(B)	will provide the Installation Services and the Services for the Term

IN EACH CASE on the terms and conditions of this Agreement.

2.2	The Customer acknowledges that:-

(A)	the licence granted under Clause 2.1(A) does not create or vest in the Customer (or in any other person) any leasehold estate, easement, ownership interest, or other property right or interest of any nature in any part of the Premises; and

(B)	the Customer will comply with the Regulations; and

(C)	if external circumstances beyond the reasonable control of IXEurope inhibit IXEurope’s ability to meet its obligations under a Service Order, IXEurope may provide, wherever practicable, at least 3 months written notice to the Customer, and without any liability to IXEurope, may elect to relocate the Equipment in which case the licence granted under Clause 2.1(A) shall continue in effect pursuant to the terms of this Agreement save to the extent necessary to give effect to such relocation, and if after the said period of notice either party acting reasonably is not satisfied with the alternative location or an alternative location cannot be found, either party may elect to terminate this Agreement by providing 14 days written notice to the other party; and

(D)	the Equipment Area must only be used for the installation and operation of the Equipment, and not for any other purpose (unless IXEurope’s prior written consent is obtained); and

(E)	the Customer shall comply with IXEurope’s Secure Data Centre Access Procedure in the use of the Equipment Area.

3 CUSTOMER’S OBLIGATIONS

3.1	The Customer shall appoint a duly authorised representative to deal with all matters arising in relation to this Agreement and such representative shall co-operate with the reasonable requests for assistance made from time to time by IXEurope’s representatives.

3.2	The Customer shall at all times be responsible for and maintain sufficient all risks insurance in respect of the Equipment in the amount of its replacement value.

3.3	Prior to or upon the expiry or termination of a Service Order the Customer shall either:-

(A)	promptly remove the Equipment from the Premises and leave the Equipment Area in good condition, reasonable wear and tear excepted; or

(B)	discuss the removal of the Equipment with IXEurope and agree with IXEurope which items of the Equipment the Customer will remove and on which date the Customer will remove such items

AND in either case the Customer shall:-

(i)	ensure that all (or, if agreed with IXEurope, only some) of the Equipment shall be removed within seven days of the date of the expiry or termination of the Service Order; and

(ii)	indemnify IXEurope for all costs and expenses incurred by IXEurope in connection with the removal of the Equipment and the reinstatement of the Equipment Area to a level IXEurope considers to be a good condition, reasonable wear and tear excepted.

3.4	If the parties fail to agree a suitable schedule for the removal of the Equipment in accordance with Clause 3.3(B), or any items of the Equipment are not removed within seven days of the date of the expiry or termination of a Service Order then IXEurope may remove the Equipment, and/or either make use of such Equipment or dispose of such Equipment as IXEurope sees fit, without incurring any liability to the Customer.

3.5	The Customer shall not during the Term or for twelve months thereafter solicit or entice away or endeavour to solicit or to entice away or assist any other person whether by means of the supply of names or expressing views on suitability or otherwise howsoever solicit or entice away from IXEurope any employee of IXEurope or person contracted to tender services to IXEurope.

3.6	Where the Customer is housing equipment belonging to a third party as Equipment under this Agreement, the Customer agrees to assume full responsibility to IXEurope for the same, as if the Customer were the lawful owner of such third party equipment.

4 CHARGES

4.1	The Customer shall pay to IXEurope the Charges on or before the Due Date.

4.2	All amounts payable by the Customer to IXEurope under this Agreement shall be exclusive of VAT (if any). Such VAT shall be charged in addition to such amounts.

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In Confidence	Master Services Agreement

4.3	If any sum is not paid by the close of business on the Due Date the Customer shall pay IXEurope interest thereon (before and after the judgement of any Court of competent jurisdiction) at the Interest Rate from the Due Date until such sum is paid.

4.4	If the Customer fails to pay any sum due to IXEurope pursuant to this Agreement, within seven days of the Due Date, IXEurope shall (without prejudice to any other right or remedy which it may have) have the right:

(A)	to suspend performance of IXEurope’s obligations under this Agreement forthwith, until such time as all sums due and payable are paid in full; and

(B)	to remove the Equipment from the Equipment Area at the Customer’s expense (the Customer hereby releases and agrees to procure other necessary releases from the owner or lessor of the Equipment to permit IXEurope to remove the Equipment), and either retain possession of the same, or store the same, at the Customer’s sole expense and risk (any liability for damage occasioned by such removal is expressly waived by the Customer) and any Equipment so removed will be returned to the Customer only upon payment in full of all storage costs and all amounts due under this Agreement.

4.5	For the purposes of this Clause “paid” shall mean that funds are available for immediate use by IXEurope.

4.6	The invoicing and payment terms shall be as follows:

(A)	Installation Charges -

Installation Charges shall be invoiced:

(i)	fifty per cent (50%) on the Commencement Date and shall be paid on the date the invoice is received and, in any event, prior to installation; and

(ii)	fifty per cent (50%) upon completion of installation as advised to the Customer by IXEurope and shall be paid within 10 days from the date of the invoice.

(B)	Monthly Recurring Charges -

Monthly Recurring Charges shall be invoiced monthly in advance on the first day of the month. Invoices for such Monthly Recurring Charges shall be paid by the 25th day of the month of the invoice.

(C)	Advance Fees -

Advance Fees shall be invoiced on the date of execution, dating and delivery of a Service Order by IXEurope. Invoices for such Advance Fees shall be paid prior to installation and, in any event, no later than 10 days from the date of the invoice.

(D)	Usage Charges -

Usage Charges shall be invoiced monthly in arrears on the first day of the month following the provision of the Services to which the Usage Charges relate and shall be payable by the 25th day of the month of the invoice.

4.7	IXEurope reserves the right to increase the Monthly Recurring Charges in line with the retail prices index on the first of January each year.

4.8	In addition to its rights under the terms of Clause 4.7 above, IXEurope reserves the right to increase the Power Charges on the first of January and first of July each year in line with any reasonable and evidenced increases in its direct electrical supply costs.

4.9	IXEurope may elect at its sole discretion to accept orders from the customer in the form of purchase orders. In such circumstances the Parties agree that the terms of this MSA shall apply to all purchase orders.

5 TERM AND TERMINATION

5.1	This MSA shall come into full force and effect on the Effective Date and shall continue thereafter until the Expiry Date of the last remaining or sole Service Order, or on the anniversary of the Effective Date in the event that no Service Order has been entered into during such period, unless terminated earlier in accordance with Clauses 2.2(C) or 5

5.2	Each Service Order shall come into full force and effect on the Commencement Date and shall continue thereafter until the Expiry Date at which time the Service Order will automatically renew for a further period of twelve months unless either Party has notified the other of its intention to terminate the Service Order on the Expiry date by providing at least 30 days written notice.

5.3	Either party shall be entitled to terminate this Agreement by notice in writing to the other at any time if:

(A)	the other party is in breach of any of its obligations under this Agreement, and (where such breach is capable of remedy) fails to remedy such breach within 14 days of receipt of notice from the party not so in breach requiring it to do so;

(B)	an event of Force Majeure delays or prevents the performance of any obligations of either of the parties hereto for a period of at least 180 days in any 365 days;

(C)	the other party whilst insolvent compounds or proposes or enters into any re-organisation or other special arrangement with its creditors or is unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986;

(D)	an encumbrancer lawfully takes possession (and does not relinquish possession within 30 days) of relevant assets or an administrative receiver or receiver is validly appointed over the whole or a substantial part of the undertaking, property or assets of the other party or an administration order is made in respect of the other party;

(E)	an order is made or an effective resolution is passed or any analogous proceedings are taken for the winding up of the other party other than a members’ voluntary liquidation solely for the purpose of amalgamation or reconstruction on terms previously approved in writing by the party otherwise able to serve notice hereunder, such approval not to be unreasonably withheld; or

(F)	any of the matters referred to in paragraphs (C), (D) and (E) above occurs in relation to any Holding Company for the time being of the other party.

5.4	IXEurope shall be entitled to terminate this Agreement by notice in writing to the Customer at any time if Control of the Customer passes from the person(s) who at the date hereof exercise(s) such Control.

5.5	The termination or expiry of this Agreement for any reason shall be without prejudice to the rights and obligations of the parties hereto accruing up to and including the date of such termination or expiry.

5.6	Upon termination of a Service Order for a reason other than the Customer’s breach and other than the Customer’s compliance with its obligations in relation to the removal of the Equipment, IXEurope shall refund the amount of any Advance Fees related to the Service Order to the Customer, subject to a right of set-off in respect of any outstanding sums due to IXEurope from the Customer and in respect of any Monthly Recurring Charges which would have been paid by the Customer for the remainder of the Term had the Service Order not been terminated.

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6 LIMITATION OF LIABILITY

6.1	This Clause sets out IXEurope’s entire liability (including any liability for the acts and omissions of its employees, agents and sub-contractors) to the Customer in respect of:

(A)	any breach of its contractual obligations arising under this Agreement; and

(B)	any representation, statement or tortious act or omission including negligence arising under or in connection with this Agreement.

6.2	Any act or omission on the part of IXEurope or its employees, agents or sub-contractors falling within Clause 6.1 above shall for the purposes of this Clause be known as an “Event of Default”.

6.3	IXEurope’s liability to the Customer for death or injury resulting from its own or that of its employees’, agents’ or sub-contractors’ negligence shall not be limited.

6.4	Subject to the provisions of Clause 6.5 below IXEurope shall accept liability to the Customer in respect of damage to the Equipment resulting from the negligence of IXEurope or its employees, agents and sub-contractors.

6.5	Subject to the provisions of Clause 6.3 above and Clause 6.6 below IXEurope’s entire liability in any year in respect of any one or series of Events of Default shall be limited to damages of an amount equal to the Monthly Charges paid by the Customer under the relevant Service Order over the six month period immediately preceding the relevant Event of Default.

6.6	Subject to the provisions of Clause 6.3 above IXEurope shall not be liable to the Customer in respect of any Event of Default unless the Customer shall have served notice of the same upon IXEurope within one year of the date it became aware of the circumstances giving rise to the Event of Default or the date when it ought reasonably to have become so aware.

6.7	Subject to the provisions of Clause 6.3 above IXEurope shall not be liable for loss of profits goodwill savings or any type of special indirect or consequential loss (including loss or damage suffered by the Customer as a result of an action brought by a third party) even if such loss was reasonably foreseeable or IXEurope had been advised of the possibility of the Customer incurring the same.

6.8	If a number of Events of Default give rise substantially to the same loss then they shall be regarded as giving rise to only one claim under this Agreement.

6.9	The Customer hereby agrees to afford IXEurope not less than 60 days in which to remedy any Event of Default hereunder.

6.10	In carrying out its obligations under this Agreement IXEurope shall only be obliged to use its reasonable skill and care and perform within a reasonable period of time and save as aforesaid all warranties, conditions and representations express or implied statutory or otherwise in respect of IXEurope are hereby excluded (insofar as is statutorily possible) in respect of such obligations.

6.11	Nothing in this Clause 6 shall confer any right or remedy upon the Customer to which it would not otherwise be legally entitled and the provisions of this Clause 6 shall continue notwithstanding the termination or expiry of this Agreement.

6.12	The Customer agrees to indemnify and keep indemnified IXEurope from and against any cost, loss, liability, claim or damage which IXEurope incurs or suffers as a result of any default by the Customer in the due and punctual performance of any of its obligations under this Agreement.

6.13	If IXEurope agrees to procure and supply any third party equipment on terms to be agreed, then, notwithstanding any other provision of this Clause 6, any such third party equipment supplied shall be supplied “as is” and, to the extent permitted by law, no warranty, condition or term, expressed or implied, statutory or otherwise, as to condition, quality or fitness for purpose is given and all such warranties, conditions and terms are hereby expressly excluded.

7 CONFIDENTIALITY

7.1	Subject to Clause 7.3 each of the parties hereto undertakes to keep confidential, both during the term of this Agreement and after its expiry or termination, all information (written or oral) concerning the business and affairs of the other that it shall have obtained or received as a result of the discussions leading up to or the entering into or implementation of this Agreement save that which is:-

(A)	trivial or obvious;

(B)	already in its possession other than as a result of a breach of this Clause;

(C)	in the public domain other than as a result of a breach of this Clause; or

(D)	necessary for the proper performance of its obligations under this Agreement.

7.2	Each of the parties undertakes to the other to take all such steps as shall from time to time be necessary to ensure compliance with the provisions of Clause 7 by its employees, agents, sub-contractors or others under its control.

7.3	Notwithstanding Clause 7.1, each Party grants to the other Party the right to promote the existence of this Agreement during the Term.

8 FORCE MAJEURE

Neither party shall be liable for loss, damage, failure to perform or delay in performing all or any obligation under this Agreement if such loss, damage, failure or delay is due to fire, flood, earthquake, strike (of its own or other employees), labour trouble or other industrial disturbance, war (declared or undeclared), embargo, blockage, legal prohibition, riot, insurrection or any other cause beyond the reasonable control of such defaulting party, preventing or delaying the performance of such obligation save that the aforesaid shall not affect the Customer’s obligations to make any payments under this Agreement.

9 COSTS

Save as expressly otherwise provided in this Agreement each of the parties hereto shall bear his or its own legal, accountancy and other costs, charges and expenses connected with the negotiation, preparation and implementation of this Agreement and any other agreement incidental to or referred to in this Agreement.

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In Confidence	Master Services Agreement

10 ALIENATION

This Agreement and all rights, benefits and obligations hereunder are personal to the Customer and may not be assigned, transferred or otherwise dealt with or disposed of at law or in equity by the Customer without the prior written consent of IXEurope, such consent not to be unreasonably withheld or delayed.

11 ENTIRE AGREEMENT

This Agreement (together with any documents referred to herein) constitutes the entire agreement between the parties hereto in connection with the subject matter of this Agreement and supersedes all prior agreements, representations (except in the case of fraud), arrangements or understandings about its subject matter, except in the case of fraud.

12 WAIVER AMENDMENT

12.1	There shall be no waiver of any term, provision or condition of this Agreement unless such waiver is evidenced in writing and signed by the waiving party.

12.2	No omission or delay on the part of a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or of any other right, power or privilege. The rights and remedies herein provided are cumulative with and not exclusive of any rights or remedies provided by law.

12.3	No variation to this Agreement shall be effective unless made in writing and signed by both the parties.

13 NOTICES

13.1	Any notice to be given to either party under this Agreement can be given by e-mail or in hard copy to the parties at the addresses set out below or such address subsequently notified to the other party in writing. Notice given by e-mail must be confirmed in hard copy. Notice that is required to be given or confirmed in hard copy must be sent by pre-paid, first class post or delivered by hand.

To IXEurope:	Airport Gate Heathrow UB7 0NA

FAO:	The Managing Director

Email:	The email address as advised by IXEurope from time to time.

To Customer:	at the postal address given on the front page of this Agreement

13.2	A notice served by post shall be deemed to have been served forty-eight hours after posting. A notice served by delivery or e-mail shall be deemed to have been served forthwith upon delivery or the sending of the email, as appropriate.

13.3	In proving service of notices, it will be sufficient in the case of a notice served by post that such letter was properly addressed, franked first class and placed in the post, in the case of a notice served by delivery, that such notice was properly addressed and handed to the addressee or any of its agents and in the case of notice served by e-mail, that the hard copy confirmation was properly addressed, franked first class and placed in the post within 24 hours of the relevant e-mail being sent.

14 GOVERNING LAW AND SUBMISSION TO JURISDICTION

14.1	This Agreement shall be governed by and construed in accordance with English law and English shall be the appropriate language and translation of this Agreement.

14.2	The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in London for the purpose of hearing and determining any dispute arising out of this Agreement and for the purpose of enforcement of any judgement against their respective assets.

14.3	The parties hereto agree that service of any writ, notice or other document for the purpose of any proceedings in such Court shall be duly served upon it if delivered or sent by registered post, in the case of IXEurope to its registered office (marked for the attention of the Managing Director) and in the case of the Customer to the address notified to IXEurope from time to time therefor (marked for the attention of the Managing Director) or, if none is so provided, the postal address given on the front page of this Agreement.

15 INVALIDITY

If at any time any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof shall not be in any way affected or impaired thereby.

16 FURTHER ASSURANCES

At all times after the date hereof the parties shall at their own expense execute all such documents and do such acts and things as may reasonably be required for the purpose of giving full effect to this Agreement.

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In Confidence	Master Services Agreement

17 COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

18 NO THIRD PARTY RIGHTS

No person who is not a party to this Agreement shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.

	IXEurope	Insert Full Company Name

Name	Russell Poole

Position	General Manager UK

Date

Signature

Page 6 of 6	MSA UK	En0806

EUROPE’S SPECIALIST DATACENTRE SERVICES COMPANY

Service Order

for

Datacentre Services

to

Rackspace – LON A

Heathrow 2007 Renewal

RAC001

IXSQ2626-D

Order Number: IXSQ2626-D	SERVICE ORDER	Agreement Number: A- RAC001

This Service Order is made between Interconnect Exchange Europe Limited and the Customer below. It is governed by the Master Service Agreement referred to by the Agreement Number above.

Replaces - IXSA13457, 14308, IXSQ1153, IXSQ1455-A & IXSQ2109
London Heathrow - IXBusinessSuite Renewal
(Removed Store Room - New footprint equates to 9,056sqft).		Max power allocation of 669 Kva.

1. THE CUSTOMER		2. IXEUROPE

Name:	Rackspace	Name:	Interconnect Exchange Europe

Registered Address:	2 Longwalk Road	Registered Address:	Unit1 Airport Gate

	Stockley Park		Bath Road

	UB11 1BA UXBRIDGE		West Drayton UB7ONA

Registered Number:	3897010	Registered Number:	3672650

Billing Address:	2 Longwalk Road

Stockley Park

UB11 1BA UXBRIDGE

Contact Name:	Gary Boyd	Sales Representative:	FBENTLEY

Phone Number:	02087342500	Phone Number:	+44 (0)7989 965051

Email address:	gary.boyd@rackspace.co.uk	Email:	fiona.bentley@ixeurope.com

Fax:	+44 (0) 20 8897 4719	Fax:	+44 (0)208 476 7822

3. THE PREMISES		4. COMMENCEMENT AND EXPIRY DATES

Name:	IXEurope London West (LD2)	Commencement Date:	01/07/2007

Address:	Unit 1, Airport Gate, Bath Road, West Drayton UB7 ONA	Expiry Date:	30/06/2009

5. MONTHLY RECURRING AND NON-RECURRING CHARGES

Product Code	Description	Unit Price		Total
IX0113	BusinessSuite Monthly License	£13.37	9,056.00	£121,075.00
IX0516	Metered Power – Billed each month in arrears	£0.00	1.00	£0.00
IX0515	Power Availability Charge	£34.44	669.00	£23,040.36
IX0410	ConnectDirect (Coax) Monthly License	£10.00	2.00	£20.00
IX0415	ConnectDirect (UTP) Monthly License	£10.00	53.00	£530.00
IX0420	ConnectDirect (Fibre) Monthly License	£20.00	22.00	£440.00
IX3100	Office Monthly License	£3,400.00	1.00	£3,400.00
	Monthly Recurring Total			£148,505.36

6. THE AGREEMENT

The Customer hereby confirms that he has read and understood the Service Order above and the Statement of Works related to it. IXEurope agrees to provide the services above according to the Agreement.

Please note that if has been agreed with Rackspace to provide one months notice should they wish to terminate a MRC on a X-connect.

7. THE PAYMENT SCHEDULE

The Customer will make payments according to the schedule below. Advance Fees are returned according to the Agreement.

Installation Fees:	N/a - Contract Renewal

Recurring Fees:	Invoiced on the 1st month and payment due on the 25th each month

Advance fees:	N/a

For the Customer	For IXEurope
Name:	Name: Russell Poole
Title:	Title: General Manager
Date:	Date:
Signature:	Signature:

This Service Order must be signed within 30 days from the Service Order date as stated above.

IXEurope confidential	Page 2	Date 29/01/2007

EUROPE’S SPECIALIST DATACENTRE SERVICES COMPANY

Statement of works

For

Datacentre services

Rackspace – LON A

Heathrow 2007 Renewal

RAC001

IXSQ2626-D

Order Number: IXSQ2626-D	STATEMENT OF WORKS	Agreement Number: A- RAC001

SUMMARY

London Heathrow - IXBusinessSuite Renewal

(Removed Store Room - New footprint equates to 9,056sqft)

Replaces - IXSA13457, 14308, IXSQ1153, IXSQ1455-A & IXSQ2109

1. THE CUSTOMER		2. IXEUROPE

Name:	Rackspace	Name:	Interconnect Exchange Europe

Registered Address:	2 Longwalk Road	Registered Address:	Unit1 Airport Gate

	Stockley Park		Bath Road

	UB11 1BA UXBRIDGE		West Drayton UB7ONA

Registered Number:	3897010	Registered Number:	3672650

Billing Address:	2 Longwalk Road

Stockley Park

UB11 1BA UXBRIDGE

Contact Name:	Gary Boyd	Sales Representative:	FBENTLEY

Phone Number:	02087342500	Phone Number:	+44 (0)7989 965051

Email address:	gary.boyd@rackspace.co.uk	Email:	fiona.bentley@ixeurope.com

Fax:	+44 (0) 20 8897 4719	Fax:	+44 (0)208 476 7822

3. THE PREMISES		4. COMMENCEMENT AND EXPIRY DATES

Name:	IXEurope London West (LD2)	Commencement Date:	01/07/2007

Address:	Unit 1, Airport Gate, Bath Road, West Drayton UB7ONA	Expiry Date:	30/06/2009

5. DESCRIPTION		Quantity

IX0113	BusinessSuite Monthly License	9,056.0 sqft

Monthly license for 9,056.0 sqft in a BusinessSuite in the London Heathrow IXDataCentre. Subject to a max. power draw of 669 Kva for the entire area (9,056.0 sqft)

IX0516	Metered Power

Power consumed in a BusinesSuite, metered at the customer dedicated PDU, measured and charged in KWHours. Billed in arrears, max 669 Kva/per month allocated to the entire area.		Varies from month-to-month

IX0515	Power Availability Charge	2

Power Availability Charge (sold on previous contract to allocate additional power to the Rackspace suite.

IX0410	ConnectDirect (Coax) Monthly License

Monthly license for a type 43 coaxial cable connection from the Customer’s rack position to the IXEurope backbone

IX0415	ConnectDirect (UTP) Monthly License	53

Monthly license for a UTP Cat 5e cable connection from the Customer’s rack position to the IXEurope backbone

IX0420	ConnectDirect (Fibre) Monthly License	22

Monthly license for a single-mode fibre cable connection (with ST connectors) from the Customer’s rack position to the IXEurope backbone.

IX3100	Office	1

One-off fee for the use of serviced office space or meeting room space. Billed in hours or days

For the Customer	For IXEurope
Name:	Name: Fiona Bentley
Title:	Title: Account Manager
Date:	Date:
Signature:	Signature:

This Statement of Works must be signed within 30 days from the Agreement date as stated above.

IXEurope Confidential	Page 2	Date 18/12/2006

EUROPE’S SPECIALIST DATACENTRE SERVICES COMPANY

Service Order

for

Datacentre Services

to

Rackspace – LON B

Park Royal 2007 Renewal

RAC001

IXSQ2627-B

Order Number: IXSQ2627-B	SERVICE ORDER	Agreement Number: A- RAC001

This Service Order is made between Interconnect Exchange Europe Limited and the Customer below. It is governed by the Master Service Agreement referred to by the Agreement Number above.

Park Royal - IXBusinessSuite Renewal

3000sqft & max. 326 Kva		Replaces - IXSQ1446, 1467, 1553, 1584-A & 1591-A

1. THE CUSTOMER		2. IXEUROPE

Name:	Rackspace	Name:	Interconnect Exchange Europe

Registered Address:	2 Longwalk Road	Registered Address:	Unit 1 Airport Gate

	Stockley Park		Bath Road

	UB11 1BA UXBRIDGE		West Drayton UB7ONA

Registered Number:	3897010	Registered Number:	3672650

Billing Address:	2 Longwalk Road

Stockley Park

UB11 1BA UXBRIDGE

Contact Name:	Gary Boyd	Sales Representative:	FBENTLEY

Phone Number:	02087342500	Phone Number:	+44 (0)7989 965051

Email address:	gary.boyd@rackspace.co.uk	Email:	fiona.bentley@ixeurope.com

Fax:	+44 (0) 20 8897 4719	Fax:	+44 (0)208 476 7822

3. THE PREMISES		4. COMMENCEMENT AND EXPIRY DATES

Name:	IXEurope London Park Royal (LD3)	Commencement Date:	01/02/2007

Address:	Matrix 11, 900 Coronation Road, London NW10 7PH	Expiry Date:	31/07/2008

5. MONTHLY RECURRING AND NON-RECURRING CHARGES

Product Code	Description	Unit Price	Qty	Total
IX0113	BusinessSuite Monthly License	£12.50	3,000.00	£37,500.00
IX0516	Metered Power	£0.00	1.00	£0.00
IX0420	ConnectDirect (Fibre) Monthly License	£20.00	12.00	£240.00
	Monthly Recurring Total			£37,740.00

6. THE AGREEMENT

The Customer hereby confirms that he has read and understood the Service Order above and the Statement of Works related to it. IXEurope agrees to provide the services above according to the Agreement.

Please note that if has been agreed with Rackspace to provide one months notice should they wish to terminate a MRC on a X-connect.

7. THE PAYMENT SCHEDULE

The Customer will make payments according to the schedule below. Advance Fees are returned according to the Agreement.

Installation Fees:	N/a - Contract Renewal

Recurring Fees:	Invoiced on the 1st month; payment due on the 25th each month

Advance fees:	N/a

For IXEurope	For the Customer
Name: Russell Poole	Name:
Title: General Manager	Title:
Date:	Date:
Signature:	Signature:

This Service Order must be signed within 30 days from the Service Order date as stated above.

IXEurope confidential	Page 2	Date 31/01/2007

EUROPE’S SPECIALIST DATACENTRE SERVICES COMPANY

Statement of works

For

Datacentre services

Rackspace – LON B

Park Royal Renewal

RAC001

IXSQ2627-B

Order Number: IXSQ2627-B	STATEMENT OF WORKS	Agreement Number: A- RAC001

SUMMARY

Park Royal - IXBusinessSuite Renewal	Replaces - IXSQ1446, 1467, 1553, 1584-A & 1591-A

3000sqft & max. 326 Kva

1. THE CUSTOMER		2. IXEUROPE

Name:	Rackspace	Name:	Interconnect Exchange Europe

Registered Address:	2 Longwalk Road	Registered Address:	Unit 1 Airport Gate

	Stockley Park		Bath Road

	UB11 1BA UXBRIDGE		West Drayton UB7ONA

Registered Number:	3897010	Registered Number:	3672650

Billing Address:	2 Longwalk Road

Stockley Park

UB11 1BA UXBRIDGE

Contact Name:	Gary Boyd	Sales Representative:	FBENTLEY

Phone Number:	02087342500	Phone Number:	+44 (0)7989 965051

Email address:	gary.boyd@rackspace.co.uk	Email:	fiona.bentley@ixeurope.com

Fax:	+44 (0) 20 8897 4719	Fax:	+44 (0)208 476 7822

3. THE PREMISES		4. COMMENCEMENT AND EXPIRY DATES

Name:	IXEurope London Park Royal (LD3)	Commencement Date:	01/02/2007

Address:	Matrix 11, 900 Coronation Road, London NW10 7PH	Expiry Date:	31/07/2008

5. DESCRIPTION		Quantity

IX0113	BusinessSuite Monthly License	3,000.0

Monthly license for 3,000sqft in a BusinesSuite in the Park Royal IXDataCentre.
Subject to a max. power draw of 326 Kva for the entire area

IX0516	Metered Power	Varies from month-to-month

Power consumed in a BusinesSuite, metered at the customer dedicated PDU, measured and charged in KWHours.
Billed in arrears at prevailing rate, Max 326Kva/per month

IX0420	ConnectDirect (Fibre) Monthly License	12

Monthly license for a single-mode fibre cable connection (with ST connectors) from the Customer’s rack position to the IXEurope backbone.

For the Customer	For IXEurope
Name:	Name: Fiona Bentley
Title:	Title: Account Manager
Date:	Date:
Signature:	Signature:

This Statement of Works must be signed within 30 days from the Agreement date as stated above.

IXEurope Confidential	Page 2	Date 18/12/2006